UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):    April 15, 2002


                       NATIONSCREDIT GRANTOR TRUST 1997-1
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware             333-22327             75-2655744
          --------             ---------          -------------------

          (State  or  other    (Commission        (I.R.S.  Employer
          jurisdiction  of     File Number)       Identification Number)
          incorporation)




                             1355 Windward Concourse
                            Alpharetta, Georgia 30005

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (678) 339-9343

Item  5.  Other  Events
          -------------
          This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending March 31, 2002.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit
          Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


 (c)      Exhibits.

Exhibit  No.

19.1      Certificateholders  Statements

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       NATIONSCREDIT GRANTOR TRUST 1997-1
                       ----------------------------------
                                  (Registrant)


              By:  NationsCredit Commercial Corporation of America,
                as Servicer of NationsCredit Grantor Trust 1997-1



          Dated:   April  15,  2002





          By:  /s/   Joyce  McLeod
               -------------------
          Name:      Joyce  McLeod
          Title:     Vice  President
                     (Duly  Authorized  Officer)

                                  EXHIBIT  INDEX
                                 ---------------


Exhibit
Number          Description
------          -----------

19.1            Certificateholders  Statements


                                                                                                EXHIBIT 19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                    NATIONSCREDIT GRANTOR TRUST 1997 - 1

        Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit
       Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
        and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Mar-02
Collection Period                                                                                 01-Mar-02
Determination Date                                                                                10-Apr-02
Deposit Date                                                                                      12-Apr-02
Distribution Date                                                                                 15-Apr-02


POOL BALANCE
            Pool Balance on the close of the last day of the Collection Period (Record Date)  37,562,810.57
            Pool Factor                                                                          20.6637573%
            Ending Certificate Balance (per $1,000 certificate)                                         207
            Liquidation Proceeds                                                                     75,220
            Purchase Amounts                                                                          8,378

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                  1.205
            Carry-Over Monthly Interest Payment                                                       0.000
                                                                                              --------------

            TOTAL INTEREST PAYMENT                                                                    1.205
                                                                                              ==============

            Principal Payments:
            Monthly Marine Principal Payment                                                          7.669
            Carry-Over Monthly Marine Principal Payment                                                   -
                                                                                              --------------

            TOTAL PRINCIPAL PAYMENT                                                                   7.669
                                                                                              ==============

            Servicing Fee:
            Servicing Fee                                                                                 -
            Carry-Over Monthly Servicing Fee                                                              -
                                                                                              --------------

            TOTAL MARINE SERVICING FEE                                                                    -
                                                                                              ==============


                                                MONTHLY SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 1

                Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit
               Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
                and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                                Mar-02
Collection Period                                                                                                 01-Mar-02
Determination Date                                                                                                10-Apr-02
Deposit Date                                                                                                      12-Apr-02
Distribution Date                                                                                                 15-Apr-02


POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period                        38,956,978.92
          Principal Collections                                                                                1,165,450.32
          Purchase Amounts Allocable to Principal                                                                  8,377.75
          Defaulted Receivables                                                                                  220,340.28
          Pool Balance on the close of the last day of the Collection Period                                  37,562,810.57

          Original Pool Balance                                                                              181,781,125.63

          Pool Factor                                                                                              20.66376%

          Preference Amounts                                                                                              -

          Certificate Pass-Through Rate                                                                                6.75%
          Servicing Fee Rate                                                                                           0.75%

AVAILABLE FUNDS
          Collections allocable to interest                                                                      333,164.53
          Purchase Amounts allocable to interest                                                                      52.36
          Liquidation Proceeds                                                                                    75,219.91
          Collections allocable to principal                                                                   1,165,450.32
          Purchase Amounts allocable to principal                                                                  8,377.75
          Other Available Funds - Interest on Collection or Certificate Account                                           -
                                                                                                             ---------------

          TOTAL AVAILABLE FUNDS                                                                                1,582,264.87
                                                                                                             ===============

INTEREST PAYMENT
          Monthly Interest Payment                                                                               219,133.01
          Carry-Over Monthly Interest                                                                                     -
                                                                                                             ---------------

          TOTAL                                                                                                  219,133.01
                                                                                                             ===============

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                                            1,394,168.35
          Carry-Over Monthly Principal                                                                                    -
                                                                                                             ---------------

          TOTAL                                                                                                1,394,168.35
                                                                                                             ===============

SERVICING FEE
          Servicing Fee                                                                                           24,348.11
          Carry-Over Monthly Servicing Fee                                                                        22,607.76
                                                                                                             ---------------

          TOTAL                                                                                                   46,955.87
                                                                                                             ===============

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds                                                                                      1,582,264.87
          Reserve Account Withdrawal Amount                                                                       31,036.49
          Surety Drawing Amount                                                                                           -
                                                                                                             ---------------

          TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                             1,613,301.36
                                                                                                             ===============

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over Monthly Interest                                           219,133.01
          Monthly Principal Payment and any Carry-Over Monthly Principal                                       1,394,168.35
          Servicing Fee and any Carry-Over Servicing Fee                                                                  -
          Distributions to the Surety Bond Provider                                                                       -
          Distributions to the Reserve Account                                                                            -
          Distributions to the Seller                                                                                     -

          Carry-Over Monthly Interest to the next Distribution Date                                                       -
          Carry-Over Monthly Principal to the next Distributions Date                                                     -
          Carry-Over Servicing Fee to the next Distribution Date                                                  46,955.87

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period                             3,624,227.08
          Earnings from investments on the Reserve Account                                                         5,183.03
          Reserve Account Withdrawal Amount                                                                       31,036.49
          Deposits to the Reserve Account                                                                                 -
                                                                                                             ---------------

          Reserve Account Balance                                                                              3,598,373.62
                                                                                                             ===============

          Distributions of any excess amounts on deposit in the Reserve Account                                           -
                                                                                                             ---------------

          Ending Reserve Account Balance                                                                       3,598,373.62
                                                                                                             ===============

          Reserve Account Balance as a % of the Pool Balance                                                           9.58%
          Specified Reserve Account Requirement                                                               37,562,810.57
          Amount needed to fully fund Reserve Account                                                         33,964,436.95

SURETY BOND
          Outstanding Reimbursement Obligations at the end of the preceeding Collection Period                    16,933.26
          Preference Amounts                                                                                              -
          Surety Drawing Amount                                                                                           -
          Surety Bond Fee                                                                                          3,895.70
          Interest on Outstanding Reimbursement Obligations at the end of the preceeding Collection Period            74.08
          Amounts due to Surety Bond Provider                                                                     20,903.04
          Distributions to the Surety Bond Provider                                                                       -
          Remaining Reimbursement Obligations Owed to the Surety Bond Provider                                    20,903.04

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                                      145,120.37
          For the Current Collection Period                                                                            4.55%
          For the preceding Collection Period                                                                          3.06%
          For the second preceding Collection Period                                                                   3.27%
          Average Net Credit Loss Ratio                                                                                3.63%

DELINQUENCY ANALYSIS
          Number of Loans
               30 to 59 days past due                                                                                    95
               60 to 89 days past due                                                                                    31
               90 or more days past due                                                                                  17
                                                                                                             ---------------

                          TOTAL                                                                                         143
                                                                                                             ===============

          Principal Balance
               30 to 59 days past due                                                                            914,321.75
               60 to 89 days past due                                                                            278,150.60
               90 or more days past due                                                                          151,754.29
                                                                                                             ---------------

                          TOTAL                                                                                1,344,226.64
                                                                                                             ===============

          Delinquency Ratio
          For the current Collection Period                                                                            3.58%
          For the preceding Collection Period                                                                          4.77%
          For the second preceding Collection Period                                                                   5.66%
          Average Delinquency Ratio                                                                                    4.67%

REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month                          106,016.35
          Number of Contracts where Repossession Occurred in the Current Month                                            8

WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                                     10.69%
          Weighted Average Original Term (months)                                                                    122.00
          Weighted Average Remaining Term (months)                                                                    72.07
          Number of OutStanding Accounts - End pf Period                                                              4,902

CASH SETTLEMENT FOR THE TRUSTEE
         Available Funds due from the Collection Account to Certificate Account                                1,582,264.87
         Servicing Fee                                                                                                    -
         Interest allocable to the Seller's Certificate                                                                0.15
         Principal amount allocable to the Seller's Certificate                                                        0.96
         Wire Funds to the Surety Bond Provider                                                                           -
         Net Deposit From Collection Account to the Certificate Account                                        1,582,263.76
         Reserve Account deposit to Certificate Account                                                           31,036.49
         Surety Bond deposit to Certificate Account                                                                       -
         Total Deposit to the Certificate Account                                                              1,613,300.25
         Wire Funds to the Certificateholders - Interest Amounts                                                 219,132.86
         Wire Funds to the Certificateholders - Principal Amounts                                              1,394,167.39
         Deposit Funds into the Reserve Account                                                                           -
         Wire Funds to NationsCredit                                                                                   0.00


Approved  by:   /s/  JOYCE  MCLEOD
                ------------------
                     Joyce  McLeod
                     Vice  President



                                          [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                          ----------------------------------------

APRIL  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  1

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1997  -  1  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-3780.

Very  truly  yours,

/s/  JOYCE  MCLEOD
------------------
     Joyce  McLeod
     Vice  President